INCOME TAXES - Schedule of reconciliation of the total amounts of unrecognized tax benefits (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Reconciliation of the total amounts of unrecognized tax benefits
Unrecognized tax benefits, beginning of year	$ 4,474	$ 4,628
Increases — tax positions taken in prior periods	0	70
Settlements and lapses of statute of limitations	(847)	(224)
Unrecognized tax benefits, end of year	$ 3,627	$ 4,474